UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 3 – Securities and Trading Markets

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 5, 2020, Denbury Resources Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the average closing price of the Company’s common stock, par value $0.001 per share (the “Shares”), over the prior 30- consecutive trading day period was below $1.00 per share, which is the minimum average closing price per share required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”).

Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the notice to regain compliance with the minimum share price requirement. In order to regain compliance, on the last trading day of any calendar month during the cure period, the Shares must have (i) a closing price of at least $1.00 per share and (ii) an average closing price of at least $1.00 per share over the 30-trading day period ending on the last trading day of such month.

As required by the NYSE, the Company intends to timely respond to the NYSE with respect to its intent to cure the deficiency to regain compliance with the price criteria. The Company intends to consider all available options to regain compliance with the requirements of Section 802.01C, including, if necessary, by implementing a reverse stock split, subject to approval by the Company’s board of directors and stockholders.

The notice has no immediate impact on the listing of the Shares, which will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The Shares will continue to trade on the NYSE under the symbol “DNR” but will have an added designation of “.BC” to indicate the status of the Shares as “below compliance.” Failure to satisfy the conditions of the cure period or to maintain other listing requirements could lead to a delisting.

The notice does not affect ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On March 6, 2020, the Company issued a press release announcing the receipt of the notice of noncompliance from the NYSE, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Act of 1933, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated March 6, 2020.
104	The cover page has been formatted in Inline XBRL.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: March 6, 2020	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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